EXHIBIT 99.1.I




                         EBANK FINANCIAL SERVICES, INC.



                                     ANNEX I
                                     -------

                                       TO

                           PRIVATE OFFERING MEMORANDUM
                                       FOR
       EXCHANGE OFFER FOR SERIES A PREFERRED SHARES AND ORIGINAL WARRANTS


                              LETTER OF TRANSMITTAL

                              LETTER OF TRANSMITTAL
                                  TO TENDER TO
                         EBANK FINANCIAL SERVICES, INC.
           ITS 8% SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK AND
                                ORIGINAL WARRANTS
                       PURSUANT TO THE OFFERING MEMORANDUM
                               DATED MAY 15, 2003

THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., ATLANTA, GEORGIA TIME, ON JUNE 13, 2003, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). REGISTERED HOLDERS OF SERIES A PREFERRED (AS DEFINED BELOW) AND ORIGINAL WARRANTS (AS DEFINED BELOW) ("HOLDERS") MUST TENDER THEIR SERIES A PREFERRED AND ORIGINAL WARRANTS ON OR PRIOR TO 5:00 P.M., ATLANTA, GEORGIA TIME, ON THE EXPIRATION DATE TO RECEIVE THE EXCHANGE OFFER CONSIDERATION (AS DEFINED BELOW).

        The Dealer Manager and Exchange Agent for the Exchange Offer is:

                           ATTKISSON, CARTER & COMPANY
            By mail, by overnight courier, by hand, or by facsimile:
                           Attkisson, Carter & Company
                       3060 Peachtree Road, NW, Suite 1400
                                Atlanta, GA 30305
                                Attn:  Tim Terry
                                ----------------

          Telephone No.: (404) 364-2057; Facsimile No.: (404) 364-2079
                           ___________________________
  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
                   ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
--------------------------------------------------------------------------------
             DESCRIPTION OF SERIES A PREFERRED AND ORIGINAL WARRANTS
--------------------------------------------------------------------------------

                                                              TOTAL NUMBER OF SHARES OF
NAME(S) AND ADDRESS(ES) OF HOLDERS (PLEASE         SHARE          SERIES A PREFERRED    NUMBER OF
      FILL IN EXACTLY AS NAME(S)                CERTIFICATE       EVIDENCED BY SHARE     SHARES
APPEAR(S) ON THE SHARE CERTIFICATE(S)             NUMBERS           CERTIFICATES*       TENDERED*
-------------------------------------------  -----------------  ----------------------  ---------
--------------------------------------
--------------------------------------
--------------------------------------       -----------------  ----------------------  ---------
   NAME(S) AND ADDRESS(ES) OF HOLDERS            NUMBER OF      TOTAL NUMBER OF SHARES   NUMBER OF
  (PLEASE FILL IN EXACTLY AS NAME(S)             AGREEMENTS        OF COMMON STOCK       ORIGINAL
            APPEAR(S) ON                        REPRESENTING     UNDERLYING ORIGINAL     WARRANTS
    THE ORIGINAL WARRANT AGREEMENT(S)        ORIGINAL WARRANTS   WARRANT AGREEMENTS*     TENDERED*
-------------------------------------------  -----------------  ----------------------  ---------
--------------------------------------
--------------------------------------
--------------------------------------       -----------------  ----------------------  ---------

--------------------------------------------------------------------------------
List above the shares of Series A Preferred and Original Warrants to which this Letter of Transmittal relates. If the space provided above is inadequate, list the requested information on a separately executed schedule and affix the schedule to this Letter of Transmittal.

*In order to participate in the Exchange Offer, each record holder of Series A Preferred Shares and Original Warrants (a "Holder") must tender all of such Holder's shares of Series A Preferred and Original Warrants. A Holder will be deemed to have tendered all shares represented by the shares indicated in the column labeled "Total Number of Shares of Series A Preferred Evidenced by Share Certificates." See Instruction 3 to this Letter of Transmittal.

IF YOUR CERTIFICATE(S) OR AGREEMENTS HAVE BEEN LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 9.

     The instructions contained herein should be read carefully before this
                      Letter of Transmittal is completed.

HOLDERS THAT WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE OFFER CONSIDERATION PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER THEIR SERIES A PREFERRED AND ORIGINAL WARRANTS TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., ATLANTA, GEORGIA TIME, ON THE EXPIRATION DATE.

All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Offering Memorandum of ebank Financial Services, Inc., a Georgia corporation (the "Company"), dated May 15, 2003 (as the same may be amended or supplemented from time to time, the "Offering Memorandum").

This Letter of Transmittal (this "Letter of Transmittal") is to be used by Holders if certificates representing shares of Series A Preferred and agreements representing Original Warrants are to be physically delivered to the Exchange Agent herewith by such Holders.

Holders whose certificates representing shares of Series A Preferred and agreements representing Original Warrants are not immediately available or who cannot deliver such certificates and agreements, and all other documents required hereby to the Exchange Agent prior to the Expiration Date, must tender their Series A Preferred and Original Warrants pursuant to the guaranteed delivery procedures set forth in section of entitled "THE EXCHANGE OFFER-What is the guaranteed delivery procedure?" of the Offering Memorandum. See Instruction 1 to this Letter of Transmittal.

THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SERIES A PREFERRED AND ORIGINAL WARRANTS BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION. IN ANY JURISDICTION WHERE THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE EXCHANGE OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE EXCHANGE OFFER WILL BE DEEMED TO BE MADE ON THE COMPANY'S BEHALF BY THE DEALER MANAGER OR ONE OR MORE REGISTERED BROKERS OR DEALERS LICENSED UNDER THE LAWS OF THE JURISDICTION.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance and requests for additional copies of the Offering Memorandum, the Investor Questionnaire and the Letter of Transmittal may be directed to the Dealer Manager/Exchange Agent, at the address and telephone number set forth on the first page of this Letter of Transmittal. See Instruction 10 below.

As described in the accompanying Offering Memorandum, the Exchange Offer is being made for all of the issued and outstanding shares of the Company's Series A Preferred Stock and, for Holders who elect to tender all of such stock held by them, for all of their Original Warrants issued in connection therewith (the "Exchange Offer Consideration").

                               METHOD OF DELIVERY

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES OF SERIES A PREFERRED AND AGREEMENTS REPRESENTING ORIGINAL WARRANTS ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED SHARES OF SERIES A PREFERRED AND AGREEMENTS REPRESENTING ORIGINAL WARRANTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

Name(s) of registered Owner(s):_________________________________________________

Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Institution that Guaranteed Delivery:___________________________________

                    NOTE:  SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Offering Memorandum, the Investor Questionnaire and this Letter of Transmittal and Instructions hereto, which together constitute the Company's offer to exchange any and all of its shares of 8% Series A cumulative convertible preferred stock (the "Series A Preferred"), together with the warrants to purchase shares of the Company's common stock issued in connection with the issuance of the Series A Preferred (the "Original Warrants"), for shares of the Company's Common Stock, $0.01 par value and new warrants to purchase shares of the Company's Common Stock with a lower strike price of $1.75 per share (collectively, the "Exchange Offer Consideration"), upon the terms and subject to the conditions set forth in the Offering Memorandum, with registered holders of the Series A Preferred and Original Warrants ("Holders"), as described in the Offering Memorandum.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the shares of Series A Preferred and agreements representing Original Warrants that are being tendered hereby, subject to the acceptance for exchange of, and payment for, the shares of Series A Preferred and agreements representing Original Warrants tendered with this Letter of Transmittal. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) to the full extent of the undersigned's rights with respect to such shares of Series A Preferred and agreements representing Original Warrants, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) deliver certificates evidencing such Series A Preferred shares and agreements representing Original Warrants, together with all accompanying evidences of transfer and authenticity to or upon the order of, the Company, (2) present such shares of Series A Preferred and agreements representing Original Warrants for transfer of ownership on the books of the Company, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Series A Preferred and agreements representing Original Warrants, all in accordance with the terms of and conditions to the Exchange Offer as described in the Offering Memorandum.

The undersigned understands that tenders of shares of Series A Preferred and agreements representing Original Warrants pursuant to any of the procedures described in the Offering Memorandum and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the tendered shares of Series A Preferred and agreements representing Original Warrants and (ii) when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or rights. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of Series A Preferred and agreements representing Original Warrants tendered hereby.

The undersigned represents that (i) the undersigned is tendering shares of Series A Preferred and Original Warrants and receiving in exchange the Exchange Offer Consideration for his own account, with the intention of holding the Exchange Offer Consideration for investment, with no present intention of reselling or otherwise participating directly or indirectly in a distribution of, the Exchange Offer Consideration or any part thereof; and (ii) the undersigned either personally or together with the undersigned's representative(s), possesses the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Exchange Offer Consideration. The undersigned acknowledges and agrees that the undersigned will not sell, transfer, or otherwise dispose of the Exchange Offer Consideration unless they are subsequently registered under the Securities Act, or unless such sale, transfer, or other disposition would be in compliance with all applicable federal and state securities laws and regulations and the undersigned provides the Company with a legal opinion acceptable in form and substance to the Company and the Company's legal counsel stating that such sale, transfer or other disposition may be made without registration under the Securities Act or under any applicable laws and regulations.

For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered shares of Series A Preferred and agreements representing Original Warrants (or defectively tendered shares of Series A Preferred and agreements representing Original Warrants with respect to which the Company has waived such defect) if, as and when the Company gives oral or written notice thereof to the Exchange Agent.

The undersigned understands that, notwithstanding any other provision of the Exchange Offer, the Company's obligations to accept for exchange, and to issue the Exchange Offer Consideration for the shares of Series A Preferred and agreements representing Original Warrants validly tendered pursuant to the Exchange Offer is subject to, and conditioned upon, the satisfaction of or, where applicable, the Company's waiver of, the Securities Laws Exemption Condition and the General Conditions. The Company reserves the right, in its sole discretion, to waive any one or more of the conditions to the Exchange Offer at any time as set forth in the Offering Memorandum under the caption "THE EXCHANGE OFFER-Are there any conditions to the Exchange Offer?"

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the shares of Series A Preferred and agreements representing Original Warrants is not effective, and the risk of loss of the shares of Series A Preferred and agreements representing Original Warrants does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority, the Investor Questionnaire and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders or withdrawals of the shares of Series A Preferred and agreements representing Original Warrants will be determined by the Company, in its sole discretion, which determination shall be final and binding.

                            PLEASE SIGN ON THIS PAGE
   (TO BE COMPLETED BY ALL TENDERING HOLDERS OF SHARES OF SERIES A PREFERRED AND AGREEMENTS REPRESENTING ORIGINAL WARRANTS REGARDLESS OF WHETHER SHARES ARE BEING
                         PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the registered Holder(s) of the shares of Series A Preferred and agreements representing Original Warrants exactly as their name(s) appear(s) on certificate(s) for shares of Series A Preferred and agreements representing Original Warrants. If signature is by a custodian, trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

X
_______________________________________________________________________________

X
_______________________________________________________________________________


          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Date:     ______________________, 2003

Name(s):
_______________________________________________________________________________

_______________________________________________________________________________
                        (PLEASE PRINT)
Capacity:
_______________________________________________________________________________

Address:
_______________________________________________________________________________
                      (INCLUDING ZIP CODE)

Area Code and Telephone No:
_______________________________________________________________________________

                 IMPORTANT:  COMPLETE SUBSTITUTE FORM W-9 HEREIN

                  SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)

_______________________________________________________________________________
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)
_______________________________________________________________________________

_______________________________________________________________________________
               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                          (INCLUDING AREA CODE) OF FIRM)

_______________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

_______________________________________________________________________________
                                 (PRINTED NAME)

_______________________________________________________________________________
                                      TITLE

Date:  _______________________, 2003

                    INSTRUCTIONS TO THE LETTER OF TRANSMITTAL
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL, THE INVESTOR QUESTIONNAIRE AND CERTIFICATES FOR THE SHARES OF SERIES A PREFERRED AND AGREEMENTS REPRESENTING ORIGINAL WARRANTS; GUARANTEED DELIVERY PROCEDURE. To tender shares of Series A Preferred and agreements representing Original Warrants in the Exchange Offer, physical delivery of certificates representing shares of Series A Preferred and agreements representing Original Warrants, as well as a properly completed and duly executed copy or facsimile of the Investor Questionnaire and a properly completed and duly executed copy or facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., Atlanta, Georgia time, on the Expiration Date in order to receive the Tender Offer
Consideration. The method of delivery of this Letter of Transmittal, the Investor Questionnaire, shares of Series A Preferred and agreements representing Original Warrants and all other required documents to the Exchange Agent is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and the Investor Questionnaire, together with all of a tendering Holder's Series A Preferred shares and Original Warrants, should be sent only to the Exchange Agent and not to the Company.

Holders whose certificates representing shares of Series A Preferred and agreements representing Original Warrants are not immediately available or who cannot deliver their certificates and agreements and all other required documents to the Exchange Agent prior to the Expiration Date may tender their shares of Series A Preferred and agreements representing Original Warrants by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in the section entitled "THE EXCHANGE OFFER- What is the guaranteed delivery procedure?" in the Offering Memorandum.

Pursuant to such guaranteed delivery procedure, (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Exchange Agent prior to the Expiration Date; and (c) the certificates for all tendered shares of Series A Preferred and agreements representing Original Warrants, in proper form for transfer, together with a properly completed and duly executed Investor Questionnaire and a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other required documents must be received by the Exchange Agent within five business days after the Expiration Date.

2. WITHDRAWAL OF TENDERS. Except as expressly provided herein or in the Offering Memorandum, tenders of shares of Series A Preferred and agreements representing Original Warrants pursuant to the Exchange Offer are irrevocable. Tenders of shares of Series A Preferred and agreements representing Original Warrants made prior to 5:00 p.m., Atlanta, Georgia Time, on the Expiration Date, may be validly withdrawn at any time prior to 5:00 p.m., Atlanta, Georgia Time, on the Expiration Date. In the event of a termination of the Exchange Offer, the shares of Series A Preferred and agreements representing Original Warrants tendered pursuant to the Exchange Offer will be promptly returned to the tendering Holder.

For a withdrawal of a tender of shares of Series A Preferred and agreements representing Original Warrants to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent on or prior to 5:00 p.m., Atlanta, Georgia time, on the Expiration Date at its address set forth on the first page of this Letter of Transmittal. Any such notice of withdrawal must (1) specify the name of the person that tendered the shares of Series A Preferred and agreements representing Original Warrants to be withdrawn, (2) indicate the certificate number or numbers of the shares of Series A Preferred and the issuance date and the exercise price of, and the number of shares of Common Stock underlying, the Original Warrant agreement or agreements to which the withdrawal relates, (3) specify that ALL of such shares of Series A Preferred and Original Warrants tendered by such Holder are to be withdrawn and (4) be signed by the Holder of such shares of Series A Preferred and agreements representing Original Warrants in the same manner as the original signature on the Letter of Transmittal by which such Shares were tendered (including any required signature guarantees). If the shares of Series A Preferred and agreements representing Original Warrants to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any shares of Series A Preferred and agreements representing Original Warrants properly withdrawn will be deemed to be not validly tendered for purposes of the Exchange Offer.

Withdrawals may not be rescinded, and shares of Series A Preferred and agreements representing Original Warrants withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Withdrawn shares of Series A Preferred and agreements representing Original Warrants, however, may be tendered by again following one of the procedures described in the Offering Memorandum and in this Letter of Transmittal at any time prior to the Expiration Date.

Withdrawal of shares of Series A Preferred and agreements representing Original Warrants can be accomplished only in accordance with the foregoing procedures.

All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Company in the Company's sole discretion, and the Company's determinations shall be final and binding. None of the Company, the Exchange Agent, or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

3. PARTIAL TENDERS NOT PERMITTED. In order for a Holder to participate in the Exchange Offer, such Holder must tender for exchange all of such Holder's shares of Series A Preferred and agreements representing Original Warrants. The Company will not accept a partial tender of a Holder's the shares of Series A Preferred or agreements representing Original Warrants. All shares of Series A Preferred represented by certificates and agreements representing Original Warrants delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the Holder(s) of shares of Series A Preferred or agreements representing Original Warrants tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates representing shares of Series A Preferred and agreements representing Original Warrants without any change whatsoever.

If any of the shares of Series A Preferred or agreements representing Original Warrants tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered shares of Series A Preferred or agreements representing Original Warrants are registered in different names on several certificates representing shares of Series A Preferred and agreements representing Original Warrants, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are names in which certificates and/or agreements are held.

If this Letter of Transmittal or any certificates representing shares of Series A Preferred and agreements representing Original Warrants are signed by custodians, trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, unless waived by the Company.

If this Letter of Transmittal is signed by the Holder(s) of the shares of Series A Preferred or agreements representing Original Warrants listed and transmitted hereby, no endorsements of certificates are required.

If this Letter of Transmittal is signed by a person other than the Holder(s) of the shares of Series A Preferred or agreements representing Original Warrants listed, the certificates representing shares of Series A Preferred and agreements representing Original Warrants must be properly endorsed for transfer by the Holder or be accompanied by a properly completed stock power from the holder in form satisfactory to the Company.

5. TAXPAYER IDENTIFICATION NUMBER. Each tendering Holder is required to provide the Exchange Agent with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the form may subject the tendering Holder to certain federal income tax "backup" withholding on the payments made to the Holder with respect to shares of Series A Preferred or agreements representing Original Warrants exchanged pursuant to the Exchange Offer. A Holder shall write "applied for" in the box in Part 1 of the form and complete the attached Certificate of Awaiting Taxpayer Identification Number if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. In such case, the Exchange Agent will withhold 30% on all such payments of the Tender Offer Consideration until a TIN is provided to the Exchange Agent, and if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. A Holder who writes "applied for" in Part 1 in lieu of furnishing his or her TIN should furnish his or her TIN as soon as it is received.

6. TRANSFER TAXES. The Company will pay all transfer taxes applicable to the exchange of shares of Series A Preferred or agreements representing Original Warrants pursuant to the Exchange Offer.

7. IRREGULARITIES. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of shares of Series A Preferred or agreements representing Original Warrants will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of shares of

Series A Preferred or agreements representing Original Warrants that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular shares of Series A Preferred or agreements representing Original Warrants. The Company's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of shares of Series A Preferred or agreements representing Original Warrants must be cured within such time as the Company determines, unless waived by the Company. Tenders of shares of Series A Preferred or agreements representing Original Warrants shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. None of the Company, the Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of shares of Series A Preferred or agreements representing Original Warrants, or will incur any liability to Holders for failure to give any such notice.

8. WAIVER OF CONDITIONS. The conditions to the Exchange Offer are for the sole benefit of the Company and may be asserted by the Company regardless of the circumstances giving rise to any such condition (including any action or inaction by the Company) and may be waived by the Company, in whole or in part, at any time and from time to time, in the sole discretion of the Company to the extent permitted by applicable law. If such waiver constitutes a material change to the Exchange Offer, the Company will promptly disclose such waiver by means of an Offering Memorandum supplement that will be distributed to the Holders and will otherwise comply with applicable law. All conditions to the Exchange Offer shall be either satisfied or waived by the Company prior to the acceptance of any shares of Series A Preferred or agreements representing Original Warrants for exchange by the Company. The failure by the Company at any time to exercise any of the foregoing rights will not be deemed a waiver of any other right and each right will be deemed an ongoing right which may be asserted at any time and from time to time.

9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES AND AGREEMENTS. Any Holder whose certificates representing shares of Series A Preferred or agreements representing Original Warrants have been mutilated, lost, stolen or destroyed should telephone the Exchange Agent at the address and telephone number set forth on the cover first page of this Letter of Transmittal about procedures for obtaining replacement Series A Preferred certificates and/or Original Warrant agreements and arranging for indemnification. We encourage you to contact the Exchange Agent immediately in order to permit timely processing of the documentation that may be required to replace mutilated, lost, stolen or destroyed Series A Preferred stock certificates or Original Warrant agreements.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance should be directed to, and additional copies of the Offering Memorandum, the Investor Questionnaire, this Letter of Transmittal, and other documents may be obtained from, the Exchange Agent, at the address and telephone number set forth on the first page of this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL TOGETHER WITH ANY SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SERIES A PREFERRED AND AGREEMENTS REPRESENTING ORIGINAL WARRANTS MUST BE RECEIVED BY THE EXCHANGE AGENT OR CERTIFICATES FOR TENDERED SERIES A PREFERRED AND AGREEMENTS REPRESENTING ORIGINAL WARRANTS MUST BE DELIVERED PURSUANT TO THE GUARANTEED DELIVERY PROCEDURE, IN EACH CASE PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

A Holder whose tendered shares of Series A Preferred or agreements representing Original Warrants are accepted for payment is required to provide the Exchange Agent with such Holder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption made to such Holder with respect to the shares of Series A Preferred or agreements representing Original Warrants exchanged pursuant to the Exchange Offer may be subject to backup withholding and the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN (instead of a Form W-9), signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8BEN can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are advised to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Exchange Agent is required to withhold 30% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. If the required information is furnished to the Internal Revenue Service in a timely manner, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, and, if withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments made with respect to the shares of Series A Preferred or agreements representing Original Warrants exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the form below, certifying
(x) that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), (y) that (A) such Holder is exempt from backup withholding,
(B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding, and (z) that the Holder is a U.S. person (including a U.S. resident alien); or (ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the Holder. If the shares of Series A Preferred or agreements representing Original Warrants are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Holder should check the box "Applied For" in the
Part  I,  and  sign  and  date  the  Substitute  Form  W-9.

               TO BE COMPLETED BY ALL TENDERING HOLDERS OF SHARES
_______________________________________________________________________________
PAYOR'S NAME:     EBANK FINANCIAL SERVICES, INC.
______________________________________________________________________________

SUBSTITUTE:
Form W-9                      Name:    (if in joint names, list first and circle
Department of the Treasury             the name of the person or entity
Internal Revenue Service               whose number you enter in Part I below.)

                              __________________________________________


Business Name, if different from above:_________________________________________

Address: _____________________________________________
         City, State and Zip Code

--------------------------------------------------------------------------------

PART  I - TAXPAYER  IDENTIFICATION  NUMBER.           Social Security Number
Please provide your taxpayer identification
Number ("TIN") in the  space at the  right.     --------------------------------
(For most individuals, this is your social                     OR
security number. For  most other entities,        Employer Identification Number
this is your employer identification number.)
                                                -------------------------------

If  you do not have a number and you applied
for a number or intend to apply for a number
in  the near  future, write "Applied For" in    --------------------------------
the space to the right.

--------------------------------------------------------------------------------

PART II - If exempt from backup withholding, check
the  box  to  the right. Also, provide your TIN in            [ ]
Part  I  and  sign  and  date  this  form.
--------------------------------------------------------------------------------

     PART  III  --  CERTIFICATION -- Under penalties of perjury, I certify that:

     (1)  The  number  shown  on this form is my correct Taxpayer Identification
          Number  (or  I  am  waiting  for  a  number  to  be  issued  to  me);

     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS notified me that I am no longer subject to backup withholding; and

     (3)  I  am  a  U.S.  person  (including  a  U.S.  resident  alien).

     Certification Instructions. You must cross out item (2) above if the IRS has notified you that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).

     _______________________________________________________
     Signature ____________________________Date ____________
     _______________________________________________________

--------------------------------------------------------------------------------

   YOU SHOULD COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
                       PART I OF THIS SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me thereafter will be subject to a 30% backup withholding tax until I provide a properly certified taxpayer identification number.

Signature ___________________________________     Date _________________, 2003

Note: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. The taxpayer identification number for an individual is the individual's Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity's Employer Identification number. Employer Identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

----------------------------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                        GIVE THE NAME AND SOCIAL SECURITY
                                                                 NUMBER OF --
----------------------------------------------------------------------------------------------------------------------------

1.    An individual's account                                    The individual
2.    Two or more individuals (joint account)                    The actual owner of the account or, if combined funds,
                                                                 the first individual on the account (1)
3.    Husband and wife (joint account)                           The actual owner of the account or, if joint funds, either person (1)
4.    Custodian account of a minor (Uniform Gift to              The minor (2)
      Minors Act)
5.    Adult and minor (joint account)                            The adult or, if the minor is the only contributor, the
                                                                 minor (1)
6.    Account in the name of guardian or committee for           The ward, minor or incompetent person (3)
      a designated ward, minor or incompetent person
7.    a. The usual revocable savings trust account (grantor      The grantor-trustee (1)
         is also trustee)
      b. So-called trust account that is not a legal or valid    The actual owner (1)
         trust under State law
8.    Sole proprietorship account                                The owner (4)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                        GIVE THE NAME AND EMPLOYER
                                                                 IDENTIFICATION  NUMBER OF --
----------------------------------------------------------------------------------------------------------------------------
9.   A valid trust, estate or pension trust                      The legal entity (Do not furnish the identifying number
                                                                 of the personal representative or trustee unless the legal entity itself is not designated in the account title) (5)
10.  Corporate account                                           The corporation
11.  Religious, charitable, or educational organization
     account                                                     The organization

12.  Partnership account held in the name of the
     business                                                    The partnership
13.  Association, club or other tax-exempt                       The organization
14.  A broker or registered nominee                              The broker or nominee
15.  Account with the Department of Agriculture in the
     name of a public entity (such as a State or local
     government, school district or prison) that receives
     agriculture program payments                                The public entity
----------------------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2)  Circle  the  minor's  name  and furnish the minor's Social Security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner. The name of the business or the "doing business as" name may also be entered. Either the Social Security number or the Employer Identification number may be used.
(5)  List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

Section references are to the Internal Revenue Code.

OBTAINING A NUMBER
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

     (1)  A corporation.

     (2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

     (3)  The United States or any of its agencies or instrumentalities.

     (4) A State, the District of Columbia, a possession of the United States, or any of its political subdivisions or instrumentalities.

     (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

     (6) An international organization or any of its agencies or instrumentalities.

     (7)  A foreign central bank of issue.

     (8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

     (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

     (10) A real estate investment trust.

     (11) An entity registered at all times during the year under the Investment Company Act of 1940.

     (12) A common trust fund operated by a bank under section 584(a).

     (13) A financial institution.

     (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

     (15) A trust exempt from tax under section 664 or described in section
          4947.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY NOT SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING:

-    Payments  to  nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

-    Payments  of  patronage  dividends  not  paid  in  money.

-    Payments  made  by  certain  foreign  organizations.

- Payments of interest generally not subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt interest dividends under section 852).

-    Payments  described  in  section  6049(b)(5)  to  nonresident  aliens.

-    Payments  on  tax-free  covenant  bonds  under  section  1451.

-    Payments  made  by  certain  foreign  organizations.

-    Mortgage  interest  paid  by  you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under those sections.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE

Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are qualified to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.